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                             AMENDMENT NUMBER SIX TO
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NUMBER SIX TO LOAN AND SECURITY AGREEMENT, dated as of December 6, 1999 (this "Amendment"), amends that certain Loan and Security Agreement, dated as of April 30, 1998 (as amended from time to time, the "Loan Agreement"), by and between THE CREDIT STORE, INC., a Delaware corporation ("Borrower"), and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"). All initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Loan Agreement unless specifically defined herein.


                                 R E C I T A L S

         WHEREAS, Borrower and Coast wish to amend the Loan Agreement pursuant to the terms and provisions set forth in this Amendment; and

         NOW, THEREFORE, the parties hereto agree as follows:


                                A M E N D M E N T

         SECTION 1 AMENDMENT TO SECTION 2.1 OF THE SCHEDULE. The lead in language to Section 2.1 of the Schedule and Section 2.1(a) of the Schedule to the Loan Agreement is hereby amended by deleting such sections in their entirety and replacing them to read as follows:

                           SECTION 2.1 - Credit Limit:

                           Loans in a total amount at any time outstanding not
                  to exceed the lesser of: (i) a total of Fifteen Million Dollars ($15,000,000) at any one time outstanding (the "Maximum Dollar Amount"), or (ii) the sum of (a), (b) and (c) below:

                           (a)  Loans in an amount not to exceed the lesser of:

                                (1)  The sum of:

                                     (i)  ten percent (10%) of the amount of
                  Borrower's Eligible Receivables with respect to which the Account Debtors have made three (3) consecutive payments, plus, without duplication;

                                     (ii) twenty percent (20%) of the amount of
                  Borrower's Eligible Receivables with respect to which the Account Debtors have made four (4) consecutive payments, plus, without duplication;

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                                     (iii) thirty percent (30%) of the amount of
                  Borrower's Eligible Receivables with respect to which the Account Debtors have made five (5) consecutive payments, plus, without duplication;

                                     (iv) forty percent (40%) of the amount of
                  Borrower's Eligible Receivables with respect to which the Account Debtors have made six (6) consecutive payments, plus, without duplication;

                                     (v) fifty percent (50%) of the amount of
                  Borrower's Eligible Receivables with respect to which the Account Debtors have made seven (7) or more consecutive payments; and

                                (2)  Fifty percent (50%) of Eligible
                  Receivables.

         The provisions of Sections 2.1(b) and 2.1(c) are unchanged by the terms of this Amendment

         SECTION 2 NO PAYMENT ON SUBORDINATED DEBT. Notwithstanding the provisions in Amendment Number Five to Loan and Security Agreement ("Amendment Number Five") to the contrary, Borrower shall not be permitted to make a payment on the J.L.B. debt irrespective of the fact that Coast has increased the Maximum Dollar Amount from $10,000,000 to $15,000,000. Borrower may make payments to JLB to the extent such payments are otherwise permitted under the Loan Documents.

         SECTION 3 FACILITY INCREASE FEE. Borrower shall pay to Coast a $50,000 fee for the $5,000,000 increase in the Maximum Dollar Amount ("Facility Increase Fee"). Borrower shall pay the Facility Increase Fee in four installments, with $12,500 being due and payable on the date hereof and $12,500 becoming due and payable every 90 days thereafter until paid in full. Notwithstanding the foregoing, if at any time prior to the date on which an installment of the Facility Increase Fee is due and payable, (i) the Loans are paid in full and the Loan Documents are terminated, or (ii) Lender syndicates, finds additional lender(s) for or sells participations in the Loans, then the Facility Increase Fee shall be deemed paid in full and no future payments shall become due and payable.

         SECTION 4 CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon: (i) receipt by Coast of a duly executed copy of this Amendment executed by Borrower, (ii) receipt by Coast of a duly executed copy of the reaffirmation of the Continuing Guaranty executed by American Credit Alliance, Inc., and (iii) receipt by Coast of the first $12,500 installment of the Facility Increase Fee.

         SECTION 5 ENTIRE AGREEMENT. The Loan Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Borrower represents, warrants and agrees that in entering into the Loan Agreement and consenting to this Amendment, it has not relied on any representation, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Loan Agreement, as amended hereby.

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         SECTION 6  CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms of this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         SECTION 7 MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing such counterpart.

         SECTION 8 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                       THE CREDIT STORE, INC.,
                                       a Delaware corporation


                                       By:  /s/  Michael Philippe
                                           -------------------------------------
                                                 President or Vice President


                                       By:  /s/  Cynthia Hassoun
                                           -------------------------------------
                                                 Secretary or Ass't Secretary


                                       COAST BUSINESS CREDIT,
                                       a division of Southern Pacific Bank


                                       By:      /s/  John Nocita
                                           -------------------------------------
                                       Title:   Vice President


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                            REAFFIRMATION OF GUARANTY

         The undersigned has executed a Continuing Guaranty in favor of Coast Business Credit, a division of Southern Pacific Bank, a California corporation ("Coast") respecting the obligations of The Credit Store, Inc., a Delaware corporation ("Borrower") owing to Coast. The undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that (a) its Continuing Guaranty remains in full force and effect, (b) nothing in such Continuing Guaranty obligates Coast to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek reaffirmations of the Continuing Guaranty, and (c) no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of the reaffirmation.

                                       AMERICAN CREDIT ALLIANCE, INC.,
                                       a Nevada corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------